Waiver AND THIRD AMENDMENT TO CREDIT AGREEMENT

This WAIVER AND THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of August 12, 2013 by and between Bacterin International, Inc., a Nevada corporation (the “Borrower”), and ROS Acquisition Offshore LP, a Cayman Islands Exempted Limited Partnership (the “Lender”).

WHEREAS, the Borrower and the Lender are party to that certain Credit Agreement, dated as of August 24, 2012 (as amended by that certain First Amendment to Credit Agreement, dated as of May 16, 2013, and as further amended by that certain Waiver and Second Amendment to Credit Agreement, dated as of August 12, 2013, the “Credit Agreement”), pursuant to which the Lenders have extended credit to the Borrower on the terms set forth therein;

WHEREAS, the Borrower has advised the Lender that the Revenue Base for the Fiscal Quarter ended June 30, 2013 was less than the Minimum Revenue Base required for such Fiscal Quarter under Section 8.4.1 of the Credit Agreement, and therefore an Event of Default has occurred under Section 9.1.3 of the Credit Agreement (the “Existing Default”);

WHEREAS, the Borrower has requested that the Lender waive the Existing Default; and

WHEREAS, the Lender is willing to waive the Existing Default in connection with amending the Credit Agreement as set forth herein, and the Borrower agrees to such amendment, in each case only upon the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.                  Definitions; Loan Document. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2.                  Amendment to Section 3.2. The last two sentences of Section 3.2 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

At such time as the Borrower pays, prepays or repays, or is required to pay, prepay or repay, any principal amount of the Loans, whether on the Maturity Date or otherwise, whether voluntarily or involuntarily (if involuntarily, whether required by this Agreement, the Royalty Agreement or any other Loan Document) and whether before or after acceleration of the Obligations, including without limitation any payment pursuant to any provision of this Section 3.2, the Borrower shall pay to the Lender a fee in the amount equal to 3.5% of the aggregate principal amount of such payment, prepayment or repayment. For the avoidance of doubt, any such fees paid by the Borrower to the Lender shall not be included in clause (ii) of the definition of “Recovered Amount” for purposes of the Royalty Agreement.

3.                  Waiver. The Lender hereby waives the Existing Default and agrees not to exercise any rights or remedies that may be available to it as a result of the occurrence thereof.

4.                  Conditions to Effectiveness of Amendment. This Amendment, including the Lender’s consent to the Waiver in Section 3 of this Amendment, shall become effective upon receipt by the Lender of a counterpart signature to this Amendment duly executed and delivered by the Borrower.

5.                  Expenses. The Borrower agrees to pay on demand all expenses of the Lender (including, without limitation, the fees and out-of-pocket expenses of Covington & Burling LLP, counsel to the Lender, and of local counsel, if any, who may be retained by or on behalf of the Lender) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment.

6.                  Representations and Warranties. The Borrower represents and warrants to the Lender as follows:

(a)                After giving effect to this Amendment, the representations and warranties of the Borrower and the Guarantors contained in the Credit Agreement or any other Loan Document shall, (i) with respect to representations and warranties that contain a materiality qualification, be true and correct in all respects on and as of the date hereof, and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects on and as of the date hereof, and except that the representations and warranties limited by their terms to a specific date shall be true and correct as of such date.

(b)               After giving effect to this Amendment, no Default or Event of Default under the Credit Agreement will occur or be continuing.

7.                  No Implied Amendment or Waiver. Except as expressly set forth in this Amendment, this Amendment shall not, by implication or otherwise, limit, impair, constitute a waiver of or otherwise affect any rights or remedies of the Lender under the Credit Agreement or the other Loan Documents, or alter, modify, amend or in any way affect any of the terms, obligations or covenants contained in the Credit Agreement or the other Loan Documents, all of which shall continue in full force and effect. Nothing in this Amendment shall be construed to imply any willingness on the part of the Lender to agree to or grant any similar or future amendment, consent or waiver of any of the terms and conditions of the Credit Agreement or the other Loan Documents.

8.                  Waiver and Release. TO INDUCE THE LENDER TO AGREE TO THE TERMS OF THIS AMENDMENT, THE BORROWER REPRESENTS AND WARRANTS THAT AS OF THE DATE HEREOF THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO ITS OBLIGATIONS UNDER THE LOAN DOCUMENTS AND IN ACCORDANCE THEREWITH IT:

(a)                WAIVES ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE DATE HEREOF; AND

(b)               RELEASES AND DISCHARGES THE LENDER, ITS AFFILIATES AND ITS AND THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, SHAREHOLDERS AND ATTORNEYS (COLLECTIVELY THE “RELEASED PARTIES”) FROM ANY AND ALL OBLIGATIONS, INDEBTEDNESS, LIABILITIES, CLAIMS, RIGHTS, CAUSES OF ACTION OR DEMANDS WHATSOEVER, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, IN LAW OR EQUITY, WHICH THE BORROWER EVER HAD, NOW HAS, CLAIMS TO HAVE OR MAY HAVE AGAINST ANY RELEASED PARTY ARISING PRIOR TO THE DATE HEREOF AND FROM OR IN CONNECTION WITH THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY.

9.                  Counterparts; Governing Law. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of such when so executed and delivered shall be an original, but all of such counterparts shall together constitute but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by fax transmission or other electronic mail transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BACTERIN INTERNATIONAL, INC., as the Borrower

By: /s/ John P. Gandolfo
Name: John P. Gandolfo
Title: Chief Financial Officer

ROS Acquisition Offshore LP, as the Lender
By ROS Acquisition Offshore GP Ltd.,
its General Partner
By OrbiMed Advisors LLC,
its investment manager

By: /s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Member

Signature Page to Waiver and Third Amendment to Credit Agreement